                                                                          [LOGO]

Pioneer
Science & Technology
Fund

ANNUAL REPORT 9/30/01

 Table of Contents
-------------------------------------------------------

 Letter to Shareowners                              1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    6
 Schedule of Investments                            9
 Financial Statements                              12
 Notes to Financial Statements                     18
 Report of Independent Public Accountants          23
 Trustees, Officers and Service Providers          24
 The Pioneer Family of Mutual Funds                25
 Retirement Plans from Pioneer                     26
 Programs and Services for Pioneer Shareowners     28

Pioneer Science & Technology Fund

Dear Fellow Shareowners,
--------------------------------------------------------------------------------
Although September 11 is now several weeks behind us, we know that all Americans share our continuing compassion for the victims of the attacks and for all their loved ones. In addition, we at Pioneer wish to extend our full-hearted support and encouragement to the men and women who are fighting terrorism and defending our freedoms around the globe.

While the emotional impact of September's events are still with us and will certainly endure, we are confident that, with time, their economic impact will pass. We base that confidence on Pioneer's 73 years of experience - nearly a third of our nation's history, covering wars and depression, crisis and prosperity.

That same confidence defines our investment outlook. In other moments of national emergency - World War II and the Gulf War, among others - the markets declined at first, then recovered. Investors who abandoned their investment programs during those earlier periods of turmoil came to regret that decision when the markets resumed their long-term upward trend.

Shocks from the recent tragedy have set in motion a more abrupt economic slowdown than we had anticipated. More importantly for investors, we think the economy's rebound will be steeper as well, spurred by the strong stimuli of lower interest rates, lower taxes and government spending. We also believe that many global markets will follow a similar pattern.

Since the founding of Pioneer Fund, our flagship fund, in 1928, our only goal has been to help investors achieve their objectives. Over the months and years ahead, we will continue to offer you the high caliber of investment management that our shareowners have enjoyed for more than seven decades.

As always, you can check your Pioneer fund accounts and see recent fund information at www.pioneerfunds.com. In the meantime, if you are contemplating adjustments to your portfolio in the wake of September's events, we urge you to contact your investment professional.

Sincerely,

/s/ Theresa A. Hamacher
Theresa A. Hamacher
Chief Investment Officer
Pioneer Investment Management, Inc.

Pioneer Science & Technology Fund

PORTFOLIO SUMMARY 9/30/01

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

U.S. Common Stocks                              95%
International Common Stocks                      4%
Depositary Receipts for International Stocks     1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

Technology                                      82.4%
Health Care                                      8.8%
Capital Goods                                    8.8%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.    Synopsys, Inc.                         4.32%
 2.    DuPont Photomasks, Inc.                3.86
 3.    Flextronics International, Ltd.        3.84
 4.    Veeco Instruments, Inc.                3.56
 5.    Triquint Semiconductor Inc.            3.52
 6.    SCI Systems, Inc.                      3.30%
 7.    Micron Technology, Inc.                2.98
 8.    Intel Corp.                            2.88
 9.    Alpha Industries, Inc.                 2.88
10.    Microsoft Corp.                        2.70


Fund holdings will vary for other periods.

Pioneer Science & Technology Fund

PERFORMANCE UPDATE 9/30/01                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/01   9/30/00
                 $3.50     $11.28

Distributions per Share   Income      Short-Term      Long-Term
(9/30/00 - 9/30/01)       Dividends   Capital Gains   Capital Gains
                          -           $0.151          -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Science & Technology Fund at public offering price, compared to the growth of the Nasdaq Composite Index.

         Average Annual Total Returns
          (As of September 30, 2001)
                  Net Asset    Public Offering
Period              Value          Price*
 Life-of-Class
 (3/31/00)        -49.70%      -51.64%
 1 Year           -68.37       -70.19


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATTER]

Growth of $10,000

                Pioneer Science &
                 Technology Fund*       Nasdaq Composite Index
3/00                  9425                      10000
                     10264                       8443
                      9218                       7437
6/00                 11235                       8674
                     10895                       8238
                     12969                       9199
9/00                 10631                       8032
                      9510                       7370
                      6975                       5682
12/00                 7282                       5404
                      8262                       6064
                      5630                       4707
3/01                  4890                       4025
                      6283                       4629
                      5812                       4616
6/01                  5668                       4727
                      5284                       4434
                      4621                       3949
9/01                  3363                       3278

The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

The Fund invests in small- and medium-capitalization stocks, which may be more volatile and less liquid than large-cap issues. The Fund also invests in international securities, which are subject to special risks including fluctuations in currency and differing regulatory and accounting standards.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Science & Technology Fund

PERFORMANCE UPDATE 9/30/01                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/01   9/30/00
                 $3.45     $11.23

Distributions per Share   Income      Short-Term      Long-Term
(9/30/00 - 9/30/01)       Dividends   Capital Gains   Capital Gains
                          -           $0.151          -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Science & Technology Fund, compared to the growth of the Nasdaq Composite Index.

       Average Annual Total Returns
        (As of September 30, 2001)
                    If               If
Period             Held           Redeemed*
 Life-of-Class
 (3/31/00)        -50.17%          -51.49%
 1 Year           -68.68           -69.91


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATTER]

Growth of $10,000

                Pioneer Science &
                 Technology Fund*       Nasdaq Composite Index
3/00                 10000                      10000
                     10890                       8443
                      9760                       7437
6/00                 11890                       8674
                     11520                       8238
                     13710                       9199
9/00                 11230                       8032
                     10040                       7370
                      7350                       5682
12/00                 7666                       5404
                      8696                       6064
                      5913                       4707
3/01                  5138                       4025
                      6596                       4629
                      6096                       4616
6/01                  5933                       4727
                      5536                       4434
                      4842                       3949
9/01                  3379                       3278

The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

The Fund invests in small- and medium-capitalization stocks, which may be more volatile and less liquid than large-cap issues. The Fund also invests in international securities, which are subject to special risks including fluctuations in currency and differing regulatory and accounting standards.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Science & Technology Fund

PERFORMANCE UPDATE 9/30/01                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/01   9/30/00
                 $3.45     $11.23

Distributions per Share   Income      Short-Term      Long-Term
(9/30/00 - 9/30/01)       Dividends   Capital Gains   Capital Gains
                          -           $0.151          -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Science & Technology Fund at public offering price, compared to the growth of the Nasdaq Composite Index.

         Average Annual Total Returns
          (As of September 30, 2001)
                 Net Asset    Public Offering
Period             Value        Price/CDSC*
 Life-of-Class
 (3/31/00)        -50.17%        -50.50%
 1 Year           -68.77         -68.99


* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATTER]

Growth of $10,000

                Pioneer Science &
                 Technology Fund*       Nasdaq Composite Index
3/00                  9900                     10000
                     10782                      8443
                      9663                      7437
6/00                 11772                      8674
                     11406                      8238
                     13574                      9199
9/00                 11119                      8032
                      9950                      7370
                      7287                      5682
12/00                 7610                      5404
                      8630                      6064
                      5874                      4707
3/01                  5097                      4025
                      6540                      4629
                      6046                      4616
6/01                  5884                      4727
                      5491                      4434
                      4794                      3949
9/01                  3482                      3278

The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

The Fund invests in small- and medium-capitalization stocks, which may be more volatile and less liquid than large-cap issues. The Fund also invests in international securities, which are subject to special risks including fluctuations in currency and differing regulatory and accounting standards.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Science & Technology Fund

PORTFOLIO MANAGEMENT DISCUSSION 9/30/01

Beginning late last year, weakness in the U.S. economy and the dot-com collapse put the brakes on the technology expansion triggering a period of volatile prices and shrinking earnings. In the pages that follow, lead portfolio manager Thomas Crowley describes what has been happening in the technology marketplace, and what he anticipates in the months ahead.

Q.  How did the Fund perform?

A. Reflecting the abrupt slowdown in the technology marketplace, Pioneer Science & Technology Fund's Class A shares returned -68.37% at net asset value, while B and C shares returned -68.68% and -68.77%, respectively, for the 12 months ending September 30, 2001. These figures were in line with the average -69.58% return of the Fund's 331 Lipper Science and Technology peers during the same period. (Lipper is an independent organization that tracks mutual fund performance.) However, the Fund's results lagged its benchmark, the Nasdaq Composite Index, which returned -59.19%.

Q.  What put such severe pressure on the prices of tech stocks?

A. Demand for technology products began to fall by the middle of last year, first for cell phones and then for personal computers. The downturn began in earnest late in 2000, spreading from telecommunications and semiconductors to encompass the full range of technology businesses. The dropoff in demand together with significant inventories became a major burden throughout the technology arena.

    By late this past summer, with demand improving somewhat and inventories gradually being worked off, a few companies expressed cautious optimism about the outlook for revenues and earnings. However, the horrifying events of September 11 closed off earnings visibility and heightened uncertainty.

Q.  Which areas hurt performance?

A. Telecommunications companies are major purchasers of advanced technological devices and components. As telecom companies cut back on capital spending to cope with slowing growth, inventories of products from companies like Applied Micro Circuits and Power-One piled up, and those companies' stocks fell dramatically.

Pioneer Science & Technology Fund

    Performance lagged the benchmark index largely because of the Fund's modest commitment to Microsoft. The software giant's shares held up comparatively well during this turbulent period.

Q.  Which of your technology selections held up best during the period?

A. The Fund benefited when we took profits in Scientific Atlanta, a maker of electronic components for the telecommunications and cable industries. Shares of Synopsys also held up well. As semiconductors become more complex, the software necessary to design them must also evolve. Synopsys is a leader in this area; earnings and revenue have withstood industry weakness.

    Intersil, a recent purchase, makes a critical component for wireless local area networks in which portable equipment can communicate at high speeds without a wired connection. Typical applications now include installations at coffee shops and airports, where laptop users will be able to access the Internet and conduct business without having to plug in their computers. This technology may also play a role in multi-computer households by letting two or more PCs connect with the Internet simultaneously.

    Although its shares fell late in the period, Flextronics is well-positioned to manufacture products for major electronic companies whose real expertise is design. The same is true of Veeco Instruments, a diversified equipment maker that is meeting technological challenges in optical, disk drive and semiconductor manufacturing.

    Intel and Micron Technology felt the effect of the PC slowdown and aggressive price competition for their chips. Intel has now recaptured market share for the chips that go into notebook computers. Both of these technology giants should do well next year if, as we expect, sales of PCs for homes and offices rebound. Three years has been a typical upgrade cycle for the industry, and businesses may soon be ready to replace machines purchased in 1998-99 when Y2K concerns drove a sales upsurge.

Pioneer Science & Technology Fund

PORTFOLIO MANAGEMENT DISCUSSION 9/30/01                            (continued)

Q.  How did the Fund's biotechnology holdings perform?

A. Biotechnology stocks have also been very volatile, both because investors saw them as similar to technology companies and many biotech stocks had attained historically high valuations. While several of our holdings sustained significant declines, ImClone Systems bucked the weakness when Bristol Meyers bought 20% of the company and infused $1 billion in cash. The attraction for Bristol Meyers is ImClone's C-225 drug, which targets cancers of the nose and throat. Invitrogen, a leading provider of research tools and technologies to hospitals and research labs for genomic research, was among the Fund's more resilient holdings. Scios, a developer of innovative drugs for cardiovascular and inflammatory diseases, also held up well, boosted by good sales of Natrecor, a cardiovascular product.

Q.  What is your outlook for the economy and how are you positioning the Fund?

A. Had there not been the terrorist attacks and the resulting international tensions, the third quarter of 2001 might have signaled the start of an economic upturn in the United States. However, the attacks and their consequences probably mean that the beginning of the tech recovery has now been delayed for several months.

    Although the emotional and political impacts of September 11 will be with us for years, we believe the economic impact will be narrowly felt, viewed in the context of the multi-trillion dollar U.S. economy. The recession that is probably underway now is likely to be sharp and brief. The reason is that, before very long, the economy will feel the benefits of the stimuli that are now in place, whether directly from the federal government or indirectly in the form of lower interest rates.

    Markets have historically begun to recover during, not after, recessionary periods. With that in mind, we continue to focus our research efforts on finding companies with superior technologies that can attract investor attention when the rebound occurs. In biotech, we favor companies whose products are already accepted in the marketplace and those with exciting products well along in their development pipelines.

Pioneer Science & Technology Fund

SCHEDULE OF INVESTMENTS 9/30/01

  Shares                                                     Value
             COMMON STOCKS - 100.0%
             Capital Goods - 8.8%
             Electrical Equipment - 7.3%
  85,000     Power-One, Inc.*                           $  522,750
  36,000     Sanmina Corp.*                                488,880
  76,500     SCI Systems, Inc.*                          1,377,000
  55,000     Solectron Corp.*                              640,750
                                                        ----------
                                                        $3,029,380
                                                        ----------
             Manufacturing (Specialized) - 1.5%
  35,000     Jabil Circuit Inc.*                        $  626,500
                                                        ----------
             Total Capital Goods                        $3,655,880
                                                        ----------
             Health Care - 8.8%
             Biotechnology - 7.4%
  18,000     ImClone Systems, Inc.*                     $1,017,900
  13,000     Invitrogen Corp.*                             854,880
  22,000     OSI Pharmaceuticals, Inc.*                    715,000
  30,000     Scios Inc.*                                   496,800
                                                        ----------
                                                        $3,084,580
                                                        ----------
             Health Care (Diversified) - 1.4%
  10,000     American Home Products Corp.               $  582,500
                                                        ----------
             Total Health Care                          $3,667,080
                                                        ----------
             Technology - 82.4%
             Communications Equipment - 7.6%
  60,000     Ciena Corp.*                               $  617,400
  35,000     Comverse Technology, Inc.*                    716,800
  40,000     JDS Uniphase Corp.*                           252,800
  25,000     Nokia Corp. (A.D.R.)                          391,250
  15,000     Qualcomm Inc.*                                713,100
  90,483     Riverstone Networks*                          475,036
                                                        ----------
                                                        $3,166,386
                                                        ----------
             Computers (Peripherals) - 2.5%
  90,000     EMC Corp.*                                 $1,057,500
                                                        ----------
             Computers (Software & Services) - 11.7%
  45,000     Cadence Design System Inc.*                $  749,250
  22,000     Microsoft Corp.*                            1,125,740
  45,000     Synopsys, Inc.*                             1,804,946

The accompanying notes are an integral part of these financial statements.    9

Pioneer Science & Technology Fund

SCHEDULE OF INVESTMENTS 9/30/01                                    (continued)

  Shares                                                           Value
             Computers (Software & Services) - (continued)
  44,500     Veritas Software Corp.*                          $  820,580
  36,000     Wind River Systems*                                 378,000
                                                              ----------
                                                              $4,878,516
                                                              ----------
             Electronics (Component Distributors) - 10.1%
  36,000     Celestica Inc.*                                  $  982,800
  69,000     Cree Inc.*                                        1,019,820
  97,000     Flextronics International, Ltd.*                  1,604,380
  44,000     Newport Corp.                                       620,400
                                                              ----------
                                                              $4,227,400
                                                              ----------
             Electronics (Instrumentation) - 6.4%
  62,000     Alpha Industries, Inc.*                          $1,200,940
  56,000     Veeco Instruments, Inc.*                          1,484,000
                                                              ----------
                                                              $2,684,940
                                                              ----------
             Electronics (Semiconductors) - 23.1%
  30,000     Analog Devices, Inc.*                            $  981,000
  55,000     Altera Corp.*                                       906,950
  30,000     HI/FN Inc.*                                         295,500
  59,000     Intel Corp.                                       1,203,010
  21,000     Intersil Corp.*                                     586,320
  66,000     Micron Technology, Inc.*                          1,242,780
   8,000     Maxim Integrated Products*                          279,520
  25,000     PMC - Sierra Inc.*                                  259,750
  37,000     Semtech Corp.*                                    1,050,060
  92,000     Triquint Semiconductor Inc.*                      1,471,080
  34,000     Texas Instruments, Inc.                             849,320
  22,000     Xilinx, Inc.*                                       517,660
                                                              ----------
                                                              $9,642,950
                                                              ----------
             Equipment (Semiconductor) - 21.0%
  20,000     Applied Materials, Inc.*                         $  568,800
  58,000     ATMI, Inc.*                                         896,100
  17,000     Brooks Automation, Inc.*                            452,030
  60,000     Cymer, Inc.*                                      1,005,000
  58,000     DuPont Photomasks, Inc.*                          1,611,240
  77,000     EMCORE Corp.*                                       659,120
  21,000     KLA-Tencor Corp.*                                   663,180
  35,000     Lam Research Corp.*                                 593,250

10 The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund

  Shares                                                       Value
             Equipment (Semiconductors) - (continued)
  20,000     Novellus Systems, Inc.*                     $   571,200
  59,000     Photronics, Inc.*                             1,088,550
  65,000     PRI Automation, Inc.*                           651,299
                                                         -----------
                                                         $ 8,759,769
                                                         -----------
             Total Technology                            $34,417,461
                                                         -----------
             TOTAL COMMON STOCKS - 100%
             (Cost $86,616,712)                          $41,740,421
                                                         ===========

  *  non income producing securities

 (a) At September 30, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $88,348,448 was as follows:
     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                                                $    627,814
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                                                $(47,235,841)
                                                                                              ------------
     Net unrealized loss                                                                      $(46,608,027)
                                                                                              ============
 (b) At September 30, 2001, the Fund had a net capital loss carryforward of
     $4,422,755, which will expire in 2009 if not utilized.
 (c) The Fund elected to defer approximately $42,562,253 of capital losses recognized between November 1, 2000 and September 30, 2001 to its fiscal year ending September 30, 2002.

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2001, aggregated $67,061,394 and $52,360,973, respectively.

The accompanying notes are an integral part of these financial statements.   11

Pioneer Science & Technology Fund

BALANCE SHEET 9/30/01

ASSETS:
  Investment in securities, at value (cost $86,616,712)     $41,740,421
  Cash                                                          498,856
  Receivables -
     Investment securities sold                                 234,294
     Fund shares sold                                           252,223
     Collateral for securities loaned                           222,000
                                                            ------------
       Total assets                                         $42,947,794
                                                            ------------
LIABILITIES:
  Payables -
     Investment securities purchased                        $   531,705
     Fund shares repurchased                                     63,346
     Upon return of securities loaned                           222,000
  Due to affiliates                                             143,370
  Accrued expenses                                               58,073
                                                            ------------
       Total liabilities                                    $ 1,018,494
                                                            ------------
NET ASSETS:
  Paid-in capital                                           $135,522,336
  Accumulated net realized loss on investments              (48,716,745)
  Net unrealized loss on investments                        (44,876,291)
                                                            ------------
       Total net assets                                     $41,929,300
                                                            ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $22,872,266/6,542,396 shares)           $      3.50
                                                            ============
  Class B (based on $15,661,509/4,544,415 shares)           $      3.45
                                                            ============
  Class C (based on $3,395,525/983,766 shares)              $      3.45
                                                            ============
MAXIMUM OFFERING PRICE:
  Class A                                                   $      3.71
                                                            ============

12 The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund

STATEMENT OF OPERATIONS
For the Year Ended 9/30/01

INVESTMENT INCOME:
  Dividends (Net of taxes withheld, $1,242)        $ 35,511
  Interest                                          109,283
                                                   --------
       Total investment income                                  $    144,794
                                                                ------------
EXPENSES:
  Management fees                                  $805,802
  Transfer agent fees
     Class A                                        284,912
     Class B                                        224,777
     Class C                                         44,058
  Distribution fees
     Class A                                         90,216
     Class B                                        334,009
     Class C                                         52,998
  Administrative fees                                31,390
  Custodian fees                                     32,532
  Registration fees                                  91,017
  Professional fees                                  50,298
  Printing                                           15,219
  Fees and expenses of nonaffiliated trustees         8,513
  Miscellaneous                                       6,738
                                                   --------
       Total expenses                                           $  2,072,479
       Less management fees waived and expenses
         reimbursed by Pioneer Investment
         Management, Inc.                                           (331,872)
       Less fees paid indirectly                                     (21,481)
                                                                ------------
       Net expenses                                             $  1,719,126
                                                                ------------
         Net investment loss                                    $ (1,574,332)
                                                                ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                              $(48,716,745)
  Change in net unrealized loss on investments                   (40,199,890)
                                                                ------------
     Net decrease in net assets resulting from
       operations                                               $(90,490,967)
                                                                ============

The accompanying notes are an integral part of these financial statements.   13

Pioneer Science & Technology Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended 9/30/01 and the Period from 3/31/00
(Commencement of Operations) to 9/30/00

                                                          Year Ended         3/31/00 to
                                                            9/30/01           9/30/00
FROM OPERATIONS:
Net investment loss                                     $ (1,574,332)         (567,392)
Net realized gain (loss) on investments                  (48,716,745)        2,311,073
Net unrealized loss on investments                       (40,199,890)       (4,676,401)
                                                        ------------        -----------
  Net decrease in net assets resulting from
     operations                                         $(90,490,967)       (2,932,720)
                                                        ------------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class A ($0.15 and $0.00 per share, respectively)     $   (899,657)               --
  Class B ($0.15 and $0.00 per share, respectively)         (789,841)               --
  Class C ($0.15 and $0.00 per share, respectively)         (105,176)               --
                                                        ------------        -----------
                                                        $ (1,794,674)               --
                                                        ------------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 59,059,318       131,801,752
Reinvestment of distributions                              1,647,418                --
Cost of shares repurchased                               (44,631,665)      (11,029,162)
                                                        ------------       ------------
  Net increase in net assets resulting from fund
     share transactions                                 $ 16,075,071       120,772,590
                                                        ------------       ------------
  Net increase (decrease) in net assets                 $(76,210,570)      117,839,870

NET ASSETS:
Beginning of period                                      118,139,870           300,000
                                                        ------------       ------------
End of period (including accumulated net investment
  loss of $0 and $0, respectively)                      $ 41,929,300       118,139,870
                                                        ============       ============

                                     '01 Shares        '01 Amount        '00 Shares      '00 Amount
CLASS A
Shares sold                           4,674,791     $32,848,647         5,851,463      $67,619,269
Reinvestment of distributions           107,763         843,793
Less shares repurchased              (3,459,977)    (22,230,625)         (641,646)      (7,711,914)
                                     ----------     -----------         ---------      ------------
  Net increase                        1,322,579     $11,461,815         5,209,817      $59,907,355
                                     ==========     ===========         =========      ============
CLASS B
Shares sold                           2,757,849     $21,116,350         4,924,731      $57,070,067
Reinvestment of distributions            91,545         712,218
Less shares repurchased              (3,022,746)    (20,371,981)         (216,964)      (2,548,432)
                                     ----------     -----------         ---------      ------------
  Net increase (decrease)              (173,352)    $ 1,456,587         4,707,767      $54,521,635
                                     ==========     ===========         =========      ============
CLASS C
Shares sold                             716,010     $ 5,094,321           616,204      $ 7,112,416
Reinvestment of distributions            11,734          91,407
Less shares repurchased                (307,760)     (2,029,059)          (62,422)        (768,816)
                                     ----------     -----------         ---------      ------------
  Net increase                          419,984     $ 3,156,669           553,782      $ 6,343,600
                                     ==========     ===========         =========      ============

14 The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund

FINANCIAL HIGHLIGHTS 9/30/01

                                                                  Year           3/31/00
                                                                 ended              to
                                                                9/30/01          9/30/00
CLASS A
Net asset value, beginning of period                           $  11.28         $  10.00
                                                               --------         --------
Increase (decrease) from investment operations:
  Net investment loss                                          $  (0.10)        $  (0.05)
  Net realized and unrealized gain (loss) on investments          (7.53)            1.33
                                                               --------         --------
     Net increase (decrease) from investment operations        $  (7.63)        $   1.28
Distributions to shareowners:
  Net realized gain                                               (0.15)              --
                                                               --------         --------
Net increase (decrease) in net asset value                     $  (7.78)        $   1.28
                                                               --------         --------
Net asset value, end of period                                 $   3.50         $  11.28
                                                               ========         ========
Total return*                                                    (68.37)%          12.80%
Ratio of net expenses to average net assets +                      1.78%            1.78%**
Ratio of net investment loss to average net assets +              (1.60)%          (1.45)%**
Portfolio turnover rate                                              67%              40%**
Net assets, end of period (in thousands)                       $ 22,872         $ 58,854
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
   Net expenses                                                    2.19%            2.08%**
   Net investment loss                                            (2.01)%          (1.75)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
   Net expenses                                                    1.75%            1.75%**
   Net investment loss                                            (1.57)%          (1.42)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Science & Technology Fund

FINANCIAL HIGHLIGHTS 9/30/01                                       (continued)

                                                                  Year           3/31/00
                                                                 ended              to
                                                                9/30/01          9/30/00
CLASS B
Net asset value, beginning of period                           $  11.23         $  10.00
                                                               --------         --------
Increase (decrease) from investment operations:
  Net investment loss                                          $  (0.17)        $  (0.06)
  Net realized and unrealized gain (loss) on investments          (7.46)            1.29
                                                               --------         --------
     Net increase (decrease) from investment operations        $  (7.63)        $   1.23
Distributions to shareowners:
  Net realized gain                                               (0.15)              --
                                                               --------         --------
Net increase (decrease) in net asset value                     $  (7.78)        $   1.23
                                                               --------         --------
Net asset value, end of period                                 $   3.45         $  11.23
                                                               ========         ========
Total return*                                                    (68.68)%          12.30%
Ratio of net expenses to average net assets +                      2.57%            2.52%**
Ratio of net investment loss to average net assets +              (2.39)%          (2.19)%**
Portfolio turnover rate                                              67%              40%**
Net assets, end of period (in thousands)                       $ 15,662         $ 52,957
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
   Net expenses                                                    2.98%            2.82%**
   Net investment loss                                            (2.80)%          (2.49)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
   Net expenses                                                    2.55%            2.50%**
   Net investment loss                                            (2.37)%          (2.17)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

16 The accompanying notes are an integral part of these financial statements.

Pioneer Science & Technology Fund

                                                                  Year           3/31/00
                                                                 ended              to
                                                                9/30/01          9/30/00
CLASS C
Net asset value, beginning of period                           $  11.23         $  10.00
                                                               --------         --------
Increase (decrease) from investment operations:
  Net investment loss                                          $  (0.13)        $  (0.06)
  Net realized and unrealized gain (loss) on investments          (7.50)            1.29
                                                               --------         --------
     Net increase (decrease) from investment operations        $  (7.63)        $   1.23
Distributions to shareowners:
  Net realized gain                                               (0.15)              --
                                                               --------         --------
Net increase (decrease) in net asset value                     $  (7.78)        $   1.23
                                                               --------         --------
Net asset value, end of period                                 $   3.45         $  11.23
                                                               ========         ========
Total return*                                                    (68.77)%          12.30%
Ratio of net expenses to average net assets +                      2.71%            2.49%**
Ratio of net investment loss to average net assets +              (2.53)%          (2.17)%**
Portfolio turnover rate                                              67%              40%**
Net assets, end of period (in thousands)                       $  3,396         $  6,329
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                     3.12%            2.79%**
Net investment loss                                               (2.94)%          (2.47)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
   Net expenses                                                    2.64%            2.45%**
   Net investment loss                                            (2.46)%          (2.13)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Science & Technology Fund
NOTES TO FINANCIAL STATEMENTS 9/30/01

1. Organization and Significant Accounting Policies

Pioneer Science & Technology Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized on January 14, 2000 and commenced operations on March 31, 2000. Prior to March 31, 2000, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc.
(PFD). The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities.

The Fund offers three classes of shares -- Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation
    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities

Pioneer Science & Technology Fund

    for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    The Fund also has the risks associated with its focus on investing in securities of issuers in the rapidly changing fields of science or technology, compared to issuers in more developed market sectors. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified Fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Security Lending
    The Fund loans securities in its Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. As of September 30, 2001, the Fund loaned securities having a fair value of $214,600 and received collateral of $222,000.

C.  Federal Income Taxes
    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer Science & Technology Fund

NOTES TO FINANCIAL STATEMENTS 9/30/01                              (continued)

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At September 30, 2001, the Fund has reclassified $1,574,332 and $450 from paid-in-capital to accumulated net investment loss and accumulated net realized loss on investments, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned approximately $74,533 in underwriting commissions on the sale of Fund shares during the year ended September 30, 2001.

E.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

Pioneer Science & Technology Fund

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated daily at the annual rate of 1.00% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2001, $62,053 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent
PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $56,210 in transfer agent fees payable to PIMSS at September 30, 2001.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $25,107 in distribution fees payable to PFD at September 30, 2001.

Pioneer Science & Technology Fund

NOTES TO FINANCIAL STATEMENTS 9/30/01                              (continued)

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended September 30, 2001, CDSCs in the amount of $187,714 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended September 30, 2001, the Fund's expenses were reduced by $21,481 under such arrangements.

Pioneer Science & Technology Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Science & Technology
Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Science & Technology Fund as of September 30, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Science & Technology Fund as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 5, 2001

Pioneer Science & Technology Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                          Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
Mary K. Bush                      Daniel T. Geraci, Executive
Richard H. Egdahl, M.D.             Vice President
Daniel T. Geraci                  Vincent Nave, Treasurer
Margaret B.W. Graham              Joseph P. Barri, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

      Growth Funds
      United States
      Pioneer Growth Shares
      Pioneer Mid Cap Growth Fund++
      Pioneer Mid Cap Value Fund
      Pioneer Small Cap Value Fund+
      Pioneer Small Company Fund
      Pioneer Tax Managed Fund

      International/Global
      Pioneer Emerging Markets Fund
      Pioneer Europe Fund
      Pioneer Europe Select Fund
      Pioneer International Value Fund**
       (formerly Pioneer International Growth Fund)
      Pioneer International Equity Fund**
       (formerly Pioneer World Equity Fund)

      Sector Funds
      Pioneer Global Financials Fund
      Pioneer Global Health Care Fund
      Pioneer Global Telecoms Fund
      Pioneer Real Estate Shares
      Pioneer Science & Technology Fund

      Growth and Income Funds
      Pioneer Fund
      Pioneer Balanced Fund
      Pioneer Equity Income Fund
      Pioneer Value Fund (formerly Pioneer II)

      Income Funds
      Taxable
      Pioneer America Income Trust
      Pioneer Bond Fund
      Pioneer High Yield Fund
      Pioneer Strategic Income Fund

      Tax-Free
      Pioneer Tax Free Income Fund

      Money Market Fund
      Pioneer Cash Reserves Fund*

 *An investment in the Fund is not insured or guaranteed by the Federal Deposit
  Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**Name change effective July 30, 2001.
 +Name change effective September 6, 2001.
++Name change effective September 21, 2001.

Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan
Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

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HOW TO CONTACT PIONEER

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

     Call us for:

     Account Information, including existing accounts,
     new accounts, propectuses, applications
     and service forms                                          1-800-225-6292

     FactFone(SM) for automated fund yields, prices,
     account information and transactions                       1-800-225-4321

     Retirement plans information                               1-800-622-0176

     Telecommunications Device for the Deaf (TDD)               1-800-225-1997

     Write to us:

     PIMSS, Inc.
     P.O. Box 9014
     Boston, Massachusetts 02205-9014

     Our toll-free fax                                          1-800-225-4240

     Our internet e-mail address                 ask.pioneer@pioneerinvest.com
     (for general questions about Pioneer only)

     Visit our web site:                                  www.pioneerfunds.com

     This report must be preceded or accompanied by a current
     Fund prospectus.

[LOGO]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com


                 10843-00-1101
             (C) Pioneer Funds Distributor, Inc.
                 Underwriter of Pioneer mutual funds
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